GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class R, Class R6, Class T and Class P Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated November 19, 2018 to the

Prospectus dated February 28, 2018, as supplemented (with respect to Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares) and the Prospectus dated April 16, 2018, as supplemented (with respect to Class P Shares)

Pursuant to actions taken by the Board of Trustees of Goldman Sachs Trust II, ADG Capital Management LLP (“ADG”) and Artisan Partners Limited Partnership (“Artisan Partners”) will now serve as sub-advisers (“Underlying Managers”) of the Fund, and ADG will serve as an Underlying Manager of an existing wholly-owned subsidiary of the Fund, organized as a company under the laws of the Cayman Islands (the “Subsidiary”). Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. In addition, ADG has contractually agreed to waive the sub-advisory fee it receives from the Investment Adviser in connection with the services it provides to the Fund in an amount equal to the sub-advisory fees it receives from the Investment Adviser in connection with the services it provides to the Subsidiary. These waivers may not be discontinued by the Investment Adviser or ADG as long as their contracts with the Subsidiary are in place.

In addition, effective October 23, 2018, Halcyon Arbitrage IC Management LP changed its name to Bardin Hill Arbitrage IC Management LP.

Accordingly, effective immediately, the Fund’s Prospectuses are revised as follows:

The following replaces the third paragraph under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management” of both Prospectuses:

As of the date of the Prospectus, Acadian Asset Management LLC (“Acadian”), ADG Capital Management LLP (“ADG”), Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), Emso Asset Management Limited (“Emso”), First Pacific Advisors, LP (“FPA”), GQG Partners LLC (“GQG Partners”), One River Asset Management, LLC (“One River”), QMS Capital Management LP (“QMS”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), Sirios Capital Management, L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund. Each of ADG, Crabel and One River also serves as the Underlying Manager for one or more MMA Subsidiaries.

The following is added under “Service Providers—Investment Subadvisers (Underlying Managers)” in both Prospectuses:

ADG Capital Management LLP (Underlying Manager for the Fund and an MMA Subsidiary)

ADG Capital Management LLP (“ADG”), located at 10 Chiswell Street, London EC1Y 4UQ, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Adviser registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), employs a systematic macro strategy designed to obtain exposure to a variety of asset classes. Most of the strategy’s long-term risk is typically allocated to various relative value investment models. As of September 30, 2018, ADG had approximately $2.5 billion in assets under management. With respect to the Fund, the firm manages an allocation within the Tactical Trading strategy.

Artisan Partners Limited Partnership

Artisan Partners Limited Partnership (“Artisan Partners”), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, an investment adviser registered with the SEC, employs various actively managed investment strategies across a wide spectrum of market capitalizations, regions, and investment styles. As of October 31, 2018, Artisan Partners had approximately $107 billion in assets under management. With respect to the Fund, the firm manages an allocation within the Dynamic Equity strategy.

The following replaces the fourth paragraph after the table under “Service Providers—Management Fee and Other Expenses” of both Prospectuses:

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund and Sub-Advisory Agreements for each Underlying Manager is available in the Fund’s annual report for the period ended October 31, 2017, in the Fund’s semi-annual report for the period ended April 30, 2018, or will be available in the Fund’s annual report for the period ended October 31, 2018 or the Fund’s semi-annual report for the period ended April 30, 2019.

All references in the Fund’s Prospectuses to “Halcyon Arbitrage IC Management LP” are hereby changed to “Bardin Hill Arbitrage IC Management LP” and all references to “Halcyon” are hereby changed to “Bardin Hill”.

This Supplement should be retained with your Prospectuses for future reference.

MMALTUMCHGSTK 11-18